UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THE E.W. SCRIPPS COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

THE E.W. SCRIPPS COMPANY 312 WALNUT STREET SUITE 2800 CINCINNATI, OH 45202 SCAN TO VIEW MATERIALS & VOTE ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time on May 4, 2025. Follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time on May 4, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V64575-P21128 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THE E.W. SCRIPPS COMPANY The Board of Directors recommends you vote FOR the following proposal: 1. Election of Directors Nominees: For Withhold Directors Recommend 1a. Burton F. Jablin For 1b. Nishat A. Mehta For 1c. Kim Williams For Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V64576-P21128 THE E.W. SCRIPPS COMPANY Annual Meeting of Shareholders May 5, 2025 4:00 PM Eastern Time This proxy is solicited by the Board of Directors The undersigned appoints Jason Combs and Robert Oestreicher, each with full power of substitution, to act as proxies for the undersigned, and to vote all Class A Common Shares that the undersigned is entitled to vote at the Annual Meeting of Shareholders on Monday, May 5, 2025 at 4:00 PM Eastern Time at Scripps Center, 312 Walnut Street, 10th Floor Conference Center, Cincinnati, Ohio 45202, and any and all adjournments thereof, as set forth on the reverse side. This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted: FOR the nominees for directors specified. Continued and to be signed on reverse side